UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2022

CENTERPOINT ENERGY RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-13265	76-0511406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana
Houston Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.625% Senior Notes due 2037	n/a	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

CenterPoint Energy Resources Corp. (“CERC”) and CenterPoint Energy, Inc. (“CenterPoint Energy”) anticipate completing an internal restructuring (the “Proposed Restructuring”) on June 30, 2022, pursuant to which CERC will acquire 100% of: (i) the issued and outstanding capital stock of Indiana Gas Company, Inc. (“Indiana Gas”) and (ii) the issued and outstanding membership interests of Vectren Energy Delivery of Ohio, LLC (“VEDO”). Currently, the capital stock of Indiana Gas and VEDO are held by Vectren Utility Holdings, Inc., an indirect wholly-owned subsidiary of CenterPoint Energy (“VUHI”). VEDO will convert from an Ohio corporation to an Ohio limited liability company. As a result of the Proposed Restructuring, Indiana Gas and VEDO will become direct wholly-owned subsidiaries of CERC and Southern Indiana Gas and Electric Company will remain a wholly-owned subsidiary of VUHI.

This Current Report on Form 8-K is being filed to provide the combined financial statements of Indiana Gas and VEDO, which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited combined financial statements of Indiana Gas and VEDO as of December 31, 2021 and for the year then ended and the related Independent Auditor’s Report are attached hereto as Exhibit 99.1.

The unaudited combined financial statements of Indiana Gas and VEDO as of March 31, 2022 and for the three-month period then ended are attached hereto as Exhibit 99.2.

(d) Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

23.1	Consent of Deloitte & Touche LLP.

99.1	Audited combined financial statements of Indiana Gas Company, Inc. and Vectren Energy Delivery of Ohio, Inc. as of December 31, 2021 and for the year then ended and the related Independent Auditor’s Report.

99.2	Unaudited combined financial statements of Indiana Gas Company, Inc. and Vectren Energy Delivery of Ohio, Inc. as of March 31, 2022 and for the three-month period then ended.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: June 7, 2022	By:	/s/ Stacey L. Peterson
Stacey L. Peterson
Senior Vice President and Chief Accounting Officer